UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	The New York Stock Exchange
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On May 23, 2025 (the “2025 Amendment Date”), Horizon Funding II, LLC (the “Issuer”), a Delaware limited liability company and wholly owned subsidiary of Horizon Technology Finance Corporation (the “Company”), executed that certain First Supplemental Indenture by and among the Issuer and U.S. Bank Trust Company, National Association (the “Trustee”) (the “First Supplemental Indenture”), which amended that certain Indenture by and among the Issuer, the Trustee and U.S. Bank National Association (“U.S. Bank”), dated as of June 21, 2024 (the “Indenture”). The First Supplemental Indenture extended the “Legal Final Payment Date” to June 2034. Concurrently, the Issuer entered into that certain Amended and Restated Note Funding Agreement by and among the Issuer and the initial purchasers (the “A&R Note Funding Agreement”), which. among other things, increased the commitment amount to $200,000,000. In addition, the Company entered into that certain Amendment No. 1 to Sale and Servicing Agreement by and among the Issuer, the Company, the Trustee and U.S. Bank (the “Amendment No. 1”), which amended that certain Sale and Servicing Agreement by and among the Issuer, the Company, the Trustee and U.S. Bank, dated as of June 21, 2024 (the “Sale and Servicing Agreement”). The Amendment No. 1, among other things, (1) amended the interest rate for borrowings made after the 2025 Amendment Date, fixing the interest rate at the greater of (i) 5.00% and (ii) the Pricing Benchmark (as defined therein) plus 2.95%, (2) added a new excess concentration amount for loans with a six (6) year term, (3) extended the term of the investment period termination date from June 21, 2027 to June 21, 2028 and (4) extended the “Legal Final Payment Date” to June 2034.

The description of the documentation related to the A&R Note Funding Agreement, the Amendment No. 1 and the First Supplemental Indenture contained in this Current Report on Form 8-K is only a summary of the material terms of the A&R Note Funding Agreement, the Amendment No. 1 and the First Supplemental Indenture and are qualified in their entirety by the terms of the A&R Note Funding Agreement, the Amendment No. 1 and the First Supplemental Indenture filed as exhibits hereto, which is incorporated herein by reference.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1
Indenture, dated as of June 21, 2024, by and among Horizon Funding II, LLC, the issuer, U.S. Bank Trust Company, National Association, the trustee, and U.S. Bank National Association, as the securities intermediary (Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on June 24, 2024)

10.2	First Supplemental Indenture, dated as of May 23, 2025, by and among Horizon Funding II, LLC, the issuer, and U.S. Bank Trust Company, National Association, the trustee
10.3	Amended and Restated Note Funding Agreement, dated as of May 23, 2025, by and among Horizon Funding II, LLC, the issuer, and the Initial Purchasers (as defined therein)
10.4
Sale and Servicing Agreement, dated as of June 21, 2024, by and among Horizon Funding II, LLC, the issuer, Horizon Technology Finance Corporation, the seller, originator and servicer, U.S. Bank Trust Company, National Association, the trustee, and U.S. Bank National Association, the backup servicer, custodian, lockbox bank and securities intermediary (Incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on June 24, 2024)

10.5
Amendment No. 1 to Sale and Servicing Agreement, dated as of May 23, 2025, by and among Horizon Funding II, LLC, the issuer, Horizon Technology Finance Corporation, the seller, originator and servicer, U.S. Bank Trust Company, National Association, the trustee, and U.S. Bank National Association, the backup servicer, custodian, lockbox and securities intermediary

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

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